                           SCHEDULE 14A INFORMATION
     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                      UB&T FINANCIAL SERVICES CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          __________________________________________________________________
     (2)  Aggregate number of securities to which transaction applies:

          __________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          __________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:

          __________________________________________________________________

     (5)   Total fee paid:
          __________________________________________________________________



[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)   Amount previously paid:
             __________________________________________________________________

       (2)   Form, Schedule or Registration Statement No.:
             __________________________________________________________________

       (3)   Filing Party:
             __________________________________________________________________

       (4)   Date Filed:
             __________________________________________________________________

                                April 28, 1999


TO THE SHAREHOLDERS OF
UB&T FINANCIAL SERVICES CORPORATION:


     You are cordially invited to attend the 1999 Annual Meeting of Shareholders of UB&T Financial Services Corporation (the "Company"), which will be held at the offices of United Bank & Trust Company located at 129 East Elm Street, Rockmart, Georgia, on Thursday, May 20, 1999 at 5:00 p.m. (as postponed or adjourned, the "Annual Meeting").

     At the Annual Meeting, you will be asked to consider and vote upon the election of eleven directors to serve until the 2000 annual meeting of shareholders or until their successors are elected and qualified, and to ratify the appointment of Mauldin & Jenkins, LLC as our auditors for 1999.

     We hope you can attend the Annual Meeting and vote your shares in person. In any case, please complete the enclosed proxy and return it to us. Your completion of the proxy will ensure that your preferences will be expressed on the matters that are being considered. If you are able to attend the Annual Meeting, you may revoke your proxy and vote your shares in person. If you have any questions about the Proxy Statement, please let us hear from you.


                                        Sincerely,

                                        /s/ Dan Forsyth

                                        Dan Forsyth
                                        Chairman

                     UB&T Financial Servic es Corporation
                              129 East Elm Street
                           Rockmart, Georgia  30153

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON THURSDAY, MAY 20, 1999

TO THE SHAREHOLDERS OF
UB&T FINANCIAL SERVICES CORPORATION:

    NOTICE IS HEREBY GIVEN that the 1999 annual meeting of shareholders of UB&T Financial Services Corporation (the "Company") will be held at the offices of United Bank & Trust Company located at 129 East Elm Street, Rockmart, Georgia, on Thursday, May 20, 1999 at 5:00 p.m. (as postponed or adjourned, the "Annual Meeting"), for the following purposes:

    1. Elect Directors. To elect eleven directors to serve until the 2000 annual meeting of shareholders or until their successors are elected and qualified.

    2. Ratify Appointment. To ratify the appointment of Mauldin & Jenkins, LLC as independent public accountants of the Company for the year ending December 31, 1999.

    3. Other Business. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

    Only shareholders of record at the close of business on April 9, 1999 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. All shareholders, whether or not they expect to attend the Annual Meeting in person, are requested to complete, date, sign and return the enclosed form of proxy in the accompanying envelope. The proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Annual Meeting.

                             BY ORDER OF THE BOARD OF DIRECTORS


                             /s/ Melissa Y. Deems
                             Melissa Y. Deems
                             Secretary


April 28, 1999


PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT TO THE COMPANY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

                                PROXY STATEMENT
                                      FOR
                       ANNUAL MEETING OF SHAREHOLDERS OF
                      UB&T FINANCIAL SERVICES CORPORATION
                     TO BE HELD ON THURSDAY, MAY 20, 1999

                                 INTRODUCTION
General

    This Proxy Statement is being furnished to the shareholders of UB&T Financial Services Corporation, a Georgia corporation (the "Company") and the holding company for United Bank & Trust Company (the ABank@), in connection with the solicitation by the Company of proxies for use at the 1999 Annual Meeting of Shareholders of the Company to be held on Thursday, May 20, 1999, and at any postponements or adjournments thereof (the "Annual Meeting"). The Annual Meeting is being held to consider and vote upon (i) the election of eleven directors to serve until the 1999 annual meeting of shareholders or until their respective successors are elected and qualified, (ii) ratification of the appointment of Mauldin & Jenkins, LLC as the Company's independent public accountant for 1999, and (iii) such other business as may properly come before the Annual Meeting or any adjournments thereof. The Board of Directors of the Company knows of no other business that will be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement.

    This Proxy Statement is dated April 28, 1999 and is first being mailed to the shareholders of the Company on or about April 30, 1999. A copy of the Company's 1998 Annual Report to Shareholders accompanies this Proxy Statement. Shareholders of the Company may also receive, at no charge except the Company's cost of copying exhibits, a copy of the Company's Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission ("SEC") by the Company for the year ended December 31, 1998, by making a written request addressed to Melissa Y. Deems at the Company's principal executive offices.

    The principal executive offices of the Company and the Bank are located at 129 East Elm Street, Rockmart, Georgia 30153. The Company's mailing address is Post Office Box 689, Rockmart, Georgia 30153, and its telephone number is (770) 684-8888.

Record Date, Solicitation and Revocability of Proxies

    The Board of Directors of the Company has fixed the close of business on April 9, 1999 as the record date (the "Record Date") for the determination of the Company's shareholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only shareholders of the Company at the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 451,105 shares of the $5.00 par value common stock of the Company ("Common Stock") issued and 426,370 shares outstanding and held by approximately 570 shareholders of record. Holders of Common Stock are entitled to one vote on each matter considered and voted upon at the Annual Meeting for each share of Common Stock held of record at the close of business on the Record Date. Shares of Common Stock represented by a properly executed proxy, if such proxy is received in time and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated in such proxy. IF NO INSTRUCTIONS ARE INDICATED, SUCH SHARES OF COMMON STOCK WILL BE VOTED "FOR" ELECTION OF THE ELEVEN NOMINEES FOR DIRECTORS NAMED IN THE PROXY, "FOR" RATIFICATION OF THE APPOINTMENT OF MAULDIN & JENKINS, LLC AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.

    A shareholder who gives a proxy may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to the Secretary of the Company, (ii) properly submitting to the Company a duly-executed proxy bearing a later date, or (iii) appearing in person at the Annual Meeting and voting in person. All written notices of revocation or other communications with respect to proxies should be addressed as follows: UB&T Financial Services Corporation, Post Office Box 689, Rockmart, Georgia 30153,
Attention: Melissa Y. Deems, Secretary.

Quorum and Required Vote

    The holders of a majority of the total shares of Common Stock issued and outstanding at the close of business on the Record Date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Directors are elected by plurality vote of the shares of Common Stock present in person or represented by proxy and voted at the Annual Meeting, and the affirmative vote of a majority of the total shares of Common Stock present in person or represented by proxy and voted at the Annual Meeting is required for the ratification of the appointment of Mauldin & Jenkins, LLC as the Company's independent public accountants and any other matters as may properly come before the Annual Meeting or any adjournment thereof.

    Abstentions are counted toward the calculation of a quorum but are not treated as either a vote for or against a proposal. Any unvoted position in a brokerage account will be considered as not voted and will not be counted toward fulfillment of quorum requirements.

Proxy Solicitation

    The cost of solicitation of proxies will be paid by the Company. In addition to solicitation by mail, proxies may be solicited by the directors, officers and employees of the Company or the Bank, without additional compensation (other than reimbursement of out-of-pocket expenses), by personal interview, telephone, telegram or otherwise. Arrangements also will be made with brokerage firms and other custodians, nominees and fiduciaries who hold the voting securities of record for the forwarding of solicitation materials to the beneficial owners thereof. The Company will reimburse such brokers, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

Adjournment

    In the event that a quorum is not represented in person or by proxy at the Annual Meeting, a majority of shares represented at that time may adjourn the Annual Meeting to allow the solicitation of additional proxies or other measures to obtain a quorum.


                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS
General

    The Annual Meeting is being held in part to elect eleven directors of the Company to serve until the Company's 2000 Annual Meeting of Shareholders or until their respective successors are elected and qualified. The Company's bylaws allow for between five and 25 directors, with the exact number set by resolution of the Board of Directors or shareholders. However, the Board of Directors may not increase the number of directors by more than two in any year. The number of directors is currently fixed at eleven and there will be no remaining vacancies to be filled by the vote of the Board of Directors after the Annual

Meeting unless the Board of Directors determines to increase the number of members of the Board or there occurs a resignation or removal prior to the 2000 Annual Meeting of Shareholders.

    The nominees listed below have been nominated by the Board of Directors to stand for election at the Annual Meeting. The following table sets forth as to each nominee his name, age at March 4, 1999, principal occupation or employment over at least the last five years and other business experience. Each of the nominees other than Mr. Nelson, Mr. Heath and Mr. Lundy served as a Bank director since completion of the Bank's organization in 1988 and all nominees have been Company directors since the Company's organization in March 1998. Mr. Nelson joined the Bank as its President in June 1991 and was also elected as a director of the Bank at that time. Mr. Heath became a director of the Bank during April 1997. Mr. Lundy became a director of the Bank during July 1998.

Nominees



Name, Age at March 4, 1999                 Principal Occupation and Business Experience


Bruce B. Albea                             Mr. Albea graduated from Rockmart High School in 1965,
Age 51                                     received a B.S. degree in industrial management from
                                           Clemson University, and is presently President of Bruce
                                           Albea Contracting Inc. a company engaged in grading and
                                           highway construction.  Mr. Albea is a member of the First
                                           United Methodist Church, the Polk County Chamber of
                                           Commerce and the Georgia Highway Contractors Association,
                                           and serves on the Rockmart Development Authority.


Lee Cummings                               Mr. Cummings graduated from Rockmart High School and the
Age 63                                     University of Georgia.  He was the owner and general
                                           manager of Cummings Department Store in Rockmart until
                                           its sale in 1987, and has since been active in
                                           residential construction and the management of family
                                           investments. Mr. Cummings is currently serving on the
                                           Boards of the Rockmart-Aragon Hospital in Rockmart and
                                           the Polk General Hospital in Cedartown.

Dan Forsyth                                Mr. Forsyth graduated from Rockmart High School and
Age 64                                     Jacksonville State University.  Mr. Forsyth was a
                                           classroom teacher in Bartow and Polk Counties from 1958
                                           to 1969.  Since that time, he has been active in
                                           insurance and real estate sales and development.  Mr.
                                           Forsyth is President of Dan Forsyth Agency, Inc.  He is
                                           active in many professional and civic organizations in
                                           the Polk County area.


William D. (Bill) Heath, Jr.               Mr. Heath graduated from Bremen High School in 1978 and
Age 39                                     Southern Technical Institute in 1983.  Since August 1984,
                                           he has owned and operated B&S Farms, a cattle and poultry
                                           farm, and he has owned and operated Design Specialists,
                                           an engineering firm, since November 1988. Mr. Heath
                                           currently serves as Vice  Chairman of West GA. Regional
                                           Airport Authority and is a deacon at Abilene Baptist
                                           Church.



J. W. LeGrande
Age 63                              Mr. LeGrande graduated from Rockmart High School and has
                                    conducted business in Rockmart since that time.  He is
                                    President of Piedmont Furniture in Rockmart and also
                                    serves as Chairman of the Rockmart Development Authority.
                                    Mr. LeGrande has also been appointed by Governor Zell
                                    Miller to the Board of Directors of the Coosa Valley
                                    Technical Institute, and he is a Deacon of the Fairview
                                    Baptist Church.

Name, Age at March 4, 1999

James L. Lester                     Mr. Lester graduated from Rockmart High
                                    School and is a Age 53 1968 graduate of the
                                    University of Georgia where he received a
                                    B.A. degree. Mr. Lester is the President of
                                    JLL Enterprises and is Vice President of
                                    Sales for EBY-Brown, Rockmart. He served on
                                    the Boards of the Georgia Food Industry
                                    Association and the Polk County Chamber of
                                    Commerce, and was a member of the board of
                                    trustees of Shorter College, was a member of
                                    the board of visitors of Darlington School
                                    and was a member of the board of directors
                                    of Manage Comp Insurance Co. He is currently
                                    a deacon at First Baptist Church and is
                                    involved in various other civic activities.

William L. Lundy, Jr.               Mr. Lundy graduated from Cedartown High School in 1977
Age 40                              and received a B.S. degree from Jacksonville State
                                    University in 1981.  Mr. Lundy went on to attend the
                                    Cumberland School of Law of Sanford University in
                                    Birmingham, Alabama.  Since 1985, Mr. Lundy  has
                                    practiced law in Cedartown with the firm of Parker &
                                    Lundy.  Mr. Lundy's professional involvements include
                                    past presidency of the Tallapoosa Judicial Bar
                                    Association and Chairman of the State Bar of Georgia's
                                    General Practice and Trial Section.  He is a member of
                                    the GTLA and the ATLA and is licensed to practice law in
                                    both Alabama and Georgia.  Mr. Lundy serves as Deacon of
                                    the Cedartown Church of Christ.


Sumter R. Nelson                    Mr. Nelson began his banking career as a loan officer
Age 50                              with Jacksonville State Bank, Jacksonville, Alabama, in
                                    1974.  He then joined AmSouth Bank N.A., Dothan, Alabama,
                                    in 1977, and served there as a loan officer and branch
                                    manager.  In 1984, Mr. Nelson joined Southtrust Bank of
                                    Randolph County and was a Vice President and Senior Loan
                                    Officer there until leaving in June 1991 to become the
                                    Bank's President and a director.  He also serves on the
                                    Board and is a Past Chairman of the Polk County Council
                                    for Children and Families, and has previously served as
                                    President of the Rockmart Kiwanis Club and as the
                                    Chairman of the Polk County Chamber of Commerce.  Mr.
                                    Nelson is also a fireman with Station 2 of the Polk
                                    County Volunteer Fire Department and presently serves as
                                    Captain.




Elmo Peppers                       Mr. Peppers has been involved in numerous businesses and
Age 80                             development-related ventures, including commercial
                                   property and shopping center development in the Rockmart
                                   area.  Among other civic activities, Mr. Peppers is an
                                   active Kiwanian.

William Frank Shelley              Mr. Shelley graduated from Rockmart High School and is a
Age 47                             1974 graduate of West Georgia College where he received a
                                   BBA degree.  Mr. Shelley is presently First Vice
                                   President of Investments with Interstate/Johnson Lane.
                                   Mr. Shelley was a senior investment broker with A.G.
                                   Edwards & Sons from 1983 to 1993.  He is an active member
                                   of the Board of Directors of the Murphy-Harpst-Vashti
                                   Foundation and a member of the board of trustees of Floyd
                                   College.


Daniel B. Simon, III               Mr. Simon graduated from Rockmart High School.  He also
Age 38                             graduated from Mercer University in 1982 and is a 1985
                                   graduate of the University of Georgia School of Law.
                                   From 1985 to 1987, Mr. Simon was engaged in insurance
                                   defense litigation for a large Atlanta law firm.  Since
                                   August of 1987, Mr. Simon has practiced law as a sole
                                   practitioner in Rockmart.  His professional and civic
                                   involvements include the Georgia, Tallapoosa, and Polk
                                   Bar Associations, the Rockmart Rotary Club and the
                                   Rockmart-Aragon United Fund.


Compensation of Directors and Attendance at Meetings

     Each director received $300 per month for attendance at Bank board meetings in 1998. No separate fees were paid for attending Company board meetings. In addition, each member of the Bank's other committees (described below) received $50 per meeting attended in 1998.

     The Board of Directors held 12 Bank board meetings and one Company board meeting during 1998. Every director of the Company during 1998 who is a nominee for reelection attended at least 75% of the aggregate number of meetings of the Board of Directors and committees of the Board of Directors on which he serves, except Lester who attended 70%.

Committees of the Board of Directors

     The Board of Directors of the Bank maintains standing Executive, Audit, Loan, EDP Steering, Building and Investment Committees. The Bank's Chairman of the Board is an ex officio member of each Board committee. The respective full Board of Directors determines those persons to be nominated to stand for election to the Board and establishes compensation arrangements.

     The Bank's Executive Committee may exercise the full power of the full Board of Directors with certain exceptions. The Executive Committee is composed of Messrs. Albea, Forsyth, LeGrande and Shelley, and met five times during 1998.

     The Audit Committee, which also functions as the Company's Audit Committee, oversees activities of the Internal Auditor; reviews all internal audits and management's responses; reviews FDIC and State regulatory examination reports; reviews annual audited financial statements and management letters from its independent auditors; and reviews and evaluates all management responses to audits and examination reports. The internal audit function will be performed by Mauldin & Jenkins beginning in 1999. This Committee met five times during 1998 and is currently composed of Messrs. Albea, Heath and Shelley.

     The Bank's Loan Committee reviews all aggregate credits of $100,000 or more and identifies potential losses; monitors problem loan classifications; enforces loan policies set by the Board of Directors; and approves loans that exceed officer approval limits up to $100,000 for unsecured and up to $200,000 for secured loans. Loans in excess of those amounts require full Board approval. The Loan Committee met 31 times during 1998 and is currently composed of Messrs. Cummings, Forsyth, LeGrande, Lester, Nelson and Albea.

     The Bank's Building Committee administers all renovations, additions and new construction. This Committee reports to the full Board and must receive approval before any type of construction can begin. This Committee, which did not meet during 1998, is composed of Messrs. Albea, Cummings and Forsyth.

     The Bank's Investment Committee reviews purchases and sales of securities to ensure that established policies are followed and reviews asset/liability reports to ensure that proper "GAP," dependency and liquidity ratios are maintained. This Committee did not meet during 1998, and is currently composed of Messrs. Albea, Shelley, Simon and Nelson.

     The Bank's EDP Steering Committee reviews the Bank's system software and equipment purchasing and maintenance, and is currently reviewing "Year 2000" issues. This Committee met two times during 1998 and is currently composed of Messrs. LeGrande, Lester, Nelson and Heath.

Ownership of Common Stock by Certain Beneficial Owners and Management

     The following table lists the name and address of each person believed by the Company to beneficially own more than 5% of the Common Stock as of March 4, 1999, together with the number of shares and percentage of outstanding shares beneficially owned. The following table also reflects the number of shares of Common Stock beneficially owned by each director and nominee and all directors and officers of the Company as a group. Management of the Company is informed that all such shares were held individually by each such shareholder with sole voting and investment power, except as noted herein.



                                  Amount and Nature
   Name and Address                of Beneficial                 Percent
   of Beneficial Owner              Ownership(1)                of Class
-------------------                 ------------                --------
Ray Sewell Estate                      36,275                     8.5%
P.O. Box 518
Bremen, Georgia 30110

James L. Lester*                       28,335(2)                  6.6%
129 East Elm Street
Rockmart, Georgia 30153

Bruce B. Albea*                        10,350(3)                  2.4%

David Lee Cummings*                     9,130                     2.1%

Dan Forsyth*                            8,450(4)                  2.0%

     William D. Heath, Jr.*             6,728                     1.6%

     J. W. LeGrande*                   15,950(5)                  3.7%

     William L. Lundy, Jr.              2,400(6)                  0.5%

     Sumter R. Nelson*                  2,550                     0.6%

     William Frank Shelley*            13,100(7)                  3.1%

     Elmo Peppers*                      9,500                     2.2%

     Daniel B. Simon III*               9,200(8)                  2.1%

     All current directors and
     principal officers as a group
     (12 persons)                     116,942                    27.4%

     ____________________
     * Nominee for election as a director.

(1) Information relating to beneficial ownership of Common Stock is based upon information furnished by each person using "beneficial ownership" concepts as set forth in the rules of the Securities and Exchange Commissions (ASEC@). Under those rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or direct the disposition of such security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under those rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial interest. Accordingly, directors are named as beneficial owners of shares as to which they may disclaim any beneficial interest.

(2) Includes 20,000 shares owned directly by J. L. Lester & Son, as to which Mr. Lester shares the power to direct voting and disposition, and 8,335 shares that are held jointly by Mr. Lester and his wife, with whom he shares voting.

(5) Includes 3,000 shares held by Mr. Albea's wife as to which Mr. Albea shares voting and investment power.

(4)  The indicated shares are held jointly by Mr. Forsyth and his wife, with
     whom he shares voting and   investment control.

(5) Includes 1,800 shares held by Mr. LeGrande as custodian for his grandchildren and as to which he disclaims beneficial ownership.

(6) The indicated shares are held jointly by Mr. Lundy and his wife, with whom he shares voting and investment control.

(7) Includes 550 shares held by his wife as custodian and 1,040 shares held jointly with his wife as to which Mr. Shelley shares voting and investment power.

(8) Includes 2,375 shares owned jointly with his wife and as to which Mr. Simon shares voting and investment power.

Executive Compensation and Benefits

     The following sets forth certain information concerning the compensation of the Company's chief executive officer during fiscal years 1998, 1997 and 1996. No other executive officer received annual compensation in excess of $100,000.

                          Summary Compensation Table


                                  Annual                                          Long Term
                               Compensation                                  Compensation Awards
                               ------------                                  -------------------

                                                    Other Annual           Securities
Name and             Fiscal    Salary      Bonus    Compensation          Underlying(#)     All Other
Principal Position    Year       ($)        ($)        ($)(1)               Options        Compensation
------------------   ------    ------      -----    ------------         ------------     ------------

Sumter R. Nelson,     1998    $79,745     $ 2,000       1,762                 -                 -
President and Chief   1997     79,304       1,500       2,422                 -                 -
Executive  Officer    1996     67,554       2,000       3,917                 -                 -


(1) Other than a car allowance in the above amounts paid to Mr. Nelson, compensation does not include any perquisites and other personal benefits that in the aggregate exceeded 10% of the total annual salary and bonus paid to Mr. Nelson.

Certain Transactions

     The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with certain of its directors, executive officers, five percent shareholders, and their associates. All loans included in such transactions have been made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time such loans were made for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other features unfavorable to the Bank. It is not anticipated that the amount of credit extended to any director, nominee for director, five percent shareholder or principal officer, together with amounts extended to their affiliates, will at any time exceed 15% of the Bank's capital (exclusive of amounts guaranteed by the United States government or an agency thereof).

     There were no officers, directors or five percent shareholders of the Bank who, together with his affiliates, had loans or were otherwise indebted to the Bank during 1998 in an amount that exceeded ten percent of the Bank's capital. All of the Bank's executive officers and directors as a group, and including persons and certain entities affiliated with them, owed the Bank or had guaranteed an aggregate of $1,535,968 as of December 31, 1998, and the highest aggregate amount owed to or guaranteed by such persons during 1998 was $1,535,968. Those amounts equaled 30.99%, of the Bank's capital as of December 31, 1998.

     Daniel B. Simon III, a sole practitioner and a director of the Company and the Bank, performs legal services for the Bank on a regular basis.

Compliance with Section 16(a)

     Section 16(a) of the Securities Exchange Act of 1934 and implementing regulations promulgated by the SEC require the directors, principal officers and 10% shareholders of the Company to file with the SEC reports with respect to their ownership and changes in their ownership of the Common Stock.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company or written representations that no other reports were required, during the fiscal year ended December 31, 1998, all officers, directors and 10% or more stockholders complied with all Section 16(a) filing requirements.

Recommendation and Required Vote

     The vote of a plurality of the shares of Common Stock voted at the Annual Meeting, if a quorum has been established, is required to elect directors. Abstentions are counted toward the calculation of a quorum but are not treated as either a vote for or against the election of a director. Any unvoted position in a brokerage account will be considered as not voted and will not be counted toward fulfillment of quorum requirements. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF THE ELEVEN NOMINEES SET FORTH ABOVE.


                                 PROPOSAL TWO
         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors, upon the recommendation of its Audit Committee, has appointed the firm of Mauldin & Jenkins, LLC to serve as independent public accountants of the Company for the fiscal year ending December 31, 1999. Although stockholder ratification is not required, the Board of Directors has directed that such appointment be submitted to the stockholders of the Company for ratification at the Annual Meeting. Mauldin & Jenkins, LLC has served as independent public accountants of the Company with respect to the Company's consolidated financial statements for the year ended December 31, 1998 and is considered by management of the Company to be well qualified. If the stockholders do not ratify the appointment of Mauldin & Jenkins, LLC, the Board of Directors may reconsider the appointment.

     Representatives of Mauldin & Jenkins, LLC will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

     Prior to completion of its reorganization on September 1, 1998, the Bank had retained KPMG Peat Marwick LLP, Atlanta, Georgia ("KPMG"), as its certifying accountants with respect to its financial statements for the period from its organization and through December 31, 1997. After approval by the Company's Board of Directors, on September 24, 1998 the Company retained Mauldin & Jenkins, LLC and dismissed KPMG as the certifying accountant for the Company's and the Bank's financial statements. The reports of KPMG on the financial statements of the Company as of and for the years ended December 31, 1997 and 1996 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the two years ended December 31, 1997, and the subsequent interim period through September 24, 1998, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference thereto in their report on the financial statements for such period. KPMG has furnished the Company with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated October 1, 1998, was filed as Exhibit 16 to the Company's Current Report on Form 8-K filed on October 6, 1998.

     The Company had not previously retained or consulted Mauldin & Jenkins, LLC with respect to the application of accounting principles to any transaction, the type of audit opinion that might be rendered on the Company's financial statements, or as to any matter that was either the subject of a disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, or a reportable event (as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-B).

     Assuming the presence of a quorum, ratification of the appointment of Mauldin & Jenkins, LLC requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes will not be considered as a vote for or against the proposal and therefore will have no effect on the outcome of the proposal. Proxies will be voted for or against such approval in accordance with specifications marked thereon, and if no specification is made, the proxies will be voted for such approval. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF MAULDIN & JENKINS, LLC AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.


                                 OTHER MATTERS

     Management of the Company does not know of any matters to be brought before the Annual Meeting other than those described above. If any other matters properly come before the Annual Meeting, the persons designated as proxies will vote on such matters in accordance with their best judgment.


                             AVAILABLE INFORMATION

     Copies of the Company's 1998 Annual Report to Shareholders, which contains audited financial statements and footnote disclosures, are being mailed to all shareholders of record together with this Proxy Statement. Additional copies may be obtained from the Secretary, UB&T Financial Services Corporation, P.O. Box 485, Rockmart, Georgia 30153. A copy of the Company's 1998 Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission is available at no charge (except the Company's cost of copying any requested exhibits) upon written or telephonic request to: Ms. Melissa Y. Deems, Vice President and Chief Financial Officer, UB&T Financial Services Corporation, P.O. Box 485, Rockmart, Georgia 30153, (770) 684-8888.

                 SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     Any shareholder proposal intended to be presented at the 2000 Annual Meeting of Shareholders must be received at the principal offices of the Company not later than December 23, 1999, to be included in the Company's Proxy Statement for the 2000 Annual Meeting of Shareholders.

REVOCABLE PROXY

                      UB&T Financial Services Corporation
   Revocable Proxy Solicited by and on Behalf of the Board of Directors for the Annual Meeting of Shareholders to Be Held on May 20, 1999

The undersigned hereby appoints Dan Forsyth and Sumter R. Nelson, or either of them, with individual power of substitution, as proxies, to vote all shares of the $5.00 par value common stock of UB&T Financial Services Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Thursday, May 20, 1999, at 5:00 p.m., local time, at the offices of United Bank & Trust Company located at 129 East Elm Street, Rockmart, Georgia, and at any postponement or adjournment thereof (the "Annual Meeting").

SAID PROXIES WILL VOTE ON THE PROPOSALS SET FORTH IN THE NOTICE OF ANNUAL MEETING AND ACCOMPANYING PROXY STATEMENT/OFFERING CIRCULAR AS SPECIFIED ON THIS PROXY AND ARE AUTHORIZED TO VOTE IN THEIR DISCRETION AS TO ANY OTHER BUSINESS WHICH MAY COME PROPERLY BEFORE THE MEETING. IF A VOTE IS NOT SPECIFIED, SAID PROXIES WILL VOTE FOR APPROVAL OF THE PROPOSALS.

The Board of Directors Recommends a Vote "For" the Following Proposals:

1. Authority for the election of Bruce B. Albea, Lee Cummings, Dan Forsyth, William D. (Bill) Heath, Jr., J.W. LeGrande, James L. Lester, William L. Lundy, Jr., Sumter R. Nelson, Elmo Peppers, William Frank Shelley and Daniel B. Simon, III until the Annual Meeting of Shareholders in 2000 and until their respective successors are elected and qualified or their earlier death, resignation or removal.

  FOR all nominees listed above     [ ]   WITHHOLD AUTHORITY  [ ]
except as marked to the contrary below.   to vote for all nominees listed above.

     (INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the space provided below):

     __________________________________________________________________________

2. To ratify the appointment of Mauldin & Jenkins, LLC as the Company's independent accountants for the year ending December 31, 1999.

                    FOR [ ]     AGAINST  [ ]   ABSTAIN [ ]

Please sign exactly as name appears on the label below. When shares are held by joint tenants both should sign. When signing as attorney, executor, administrator, trustee, or guardian please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

SHARES: __________________________________    DATED:__________________,1999
__________________________________________
Signature
                                                        [LABEL]
___________________________________________
Signature if held jointly

             PLEASE MARK, SIGN ABOVE, DATE, AND RETURN THIS PROXY
                      PROMPTLY IN THE ENVELOPE FURNISHED.